Bank loan	6 Months Ended
Sep. 30, 2012
Bank loan [Abstract]
Bank loan
4	Bank loan

On June 27, 2011, the Group borrowed RMB45,000 from Hua Xia Bank, a commercial bank in the PRC. The term of the loan was one year. The Group repaid the bank loan in full on June 27, 2012.

On July 11, 2012, the Group borrowed RMB50,000 (US$7,956) from Hangzhou Bank, a commercial bank in the PRC. The term of the loan is one year. The loan bears a floating interest rate equals to 120% of the base lending rate quoted by the People's Bank of China, which is adjusted on the 20th day of the third month of each quarter. As of September 30, 2012, the bank loan bears interest at 7.2% per annum.

The bank loans are denominated in RMB and are collateralized by certain buildings of the Group (see Note 3).